THE PRUDENTIAL SERIES FUND

Supplement dated September 20, 2019

to the Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus for The Prudential Series Fund (the Trust, and the series thereof, the Portfolios), and should be retained for future reference. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Prospectus.

The section of the Prospectus entitled “How the Trust is Managed—Investment Manager” is hereby amended by including the following additional disclosure:

On September 16, 2019, PGIM Investments LLC (PGIM Investments), the investment manager for the Portfolios, and an affiliate, AST Investment Services, Inc. (ASTIS), reached a settlement with the SEC relating to certain former securities lending and foreign tax reclaim practices.  PGIM Investments and ASTIS self-reported the practices to the SEC, revised its procedures, and made restitution payments to the Portfolios.  As part of the settlement, PGIM Investments and ASTIS agreed to pay to the SEC disgorgement of fees and a civil penalty.  PGIM Investments, ASTIS and the Portfolios have enhanced their securities lending and foreign tax reclaim policies and procedures to address the SEC’s findings.  The settlement does not affect PGIM Investments’ ability to manage the Portfolios.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSTATSUP2